Summary Prospectus Supplement

December 29, 2022

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 29, 2022 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 29, 2022

International Advantage Portfolio (the "Fund")

Effective immediately, Anil Agarwal serves as a co-portfolio manager of the Fund. Kristian Heugh will continue as the lead portfolio manager. Wendy Wang no longer serves as a co-portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Adviser	Since inception
Anil Agarwal	Managing Director of the Sub-Adviser	December 2022

Please retain this supplement for future reference.

  IFINTADVSUMPROSPT 12/22